Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.6%)
Brazil (2.0%)
*	NU Holdings Ltd. Class A	1,917,286	23,429
Canada (2.9%)
*	Shopify Inc. Class A	279,089	34,107
China (12.8%)
	Tencent Holdings Ltd.	711,000	49,779
*,1	Meituan Class B	2,479,550	38,253
	BYD Co. Ltd. Class H	2,262,500	33,034
*	PDD Holdings Inc. ADR	269,368	30,560
			151,626
Denmark (0.6%)
	Novo Nordisk A/S Class B	148,602	6,911
France (7.4%)
	Hermes International SCA	17,860	43,676
	L'Oreal SA	54,008	23,898
	Kering SA	82,166	20,176
			87,750
Germany (3.5%)
*,1	Delivery Hero SE Class A	846,203	25,254
*	BioNTech SE ADR	146,239	15,721
			40,975
Italy (3.8%)
	Ferrari NV	102,873	45,111
Japan (0.8%)
	M3 Inc.	742,500	9,132
Netherlands (10.4%)
*,1	Adyen NV	45,466	77,981
	ASML Holding NV	65,804	45,607
			123,588
Singapore (5.9%)
*	Sea Ltd. ADR	445,598	69,803
South Korea (4.2%)
*	Coupang Inc.	1,688,505	49,693
Sweden (13.6%)
*	Spotify Technology SA	207,189	129,812
	Atlas Copco AB Class B	1,397,801	18,917
*	Kinnevik AB Class B	1,302,341	11,677
			160,406
Taiwan (8.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,455,000	94,516
United Kingdom (4.1%)
*	Wise plc Class A	2,262,806	30,229
*	Ocado Group plc	4,393,761	18,210
			48,439
United States (18.6%)
*	MercadoLibre Inc.	66,709	158,360
	NVIDIA Corp.	291,124	51,782
*	Moderna Inc.	319,008	9,430
			219,572
Total Common Stocks (Cost $855,724)			1,165,058

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[2]	Vanguard Market Liquidity Fund (Cost $17,069)	4.367%	170,723	17,070
Total Investments (100.0%) (Cost $872,793)				1,182,128
Other Assets and Liabilities—Net (0.0%)				(325)
Net Assets (100%)				1,181,803
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2025, the aggregate value was $141,488, representing 12.0% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of July 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	277,108	—	—	277,108
Common Stocks—Other	295,589	592,361	—	887,950
Temporary Cash Investments	17,070	—	—	17,070
Total	589,767	592,361	—	1,182,128